Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012	Sep. 30, 2011
Income Taxes Details
Net operating loss carry-forwards	$ 40,645	$ 40,939
Research and development credit carry-forwards	4,479	3,953
Accrued payroll related liabilities	2,802	2,750
Depreciation and amortization	939	0
State Taxes	(1,554)	(1,450)
Total deferred tax assets	47,311	46,192
Deferred tax liabilities	0	0
Valuation allowance for deferred assets	(47,311)	(46,192)
Net deferred tax asset	$ 0	$ 0